POWER OF ATTORNEY



         I, the undersigned trustee and officer of Pioneer Tax-Free State Series Trust, a Massachusetts business trusts, do hereby constitute and appoint Joseph
P. Barri and David D. Tripple, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in the capacity indicated below, any and all amendments to the Registration Statement on Forms N-1A to be filed by Pioneer Tax-Free State Series Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacity indicated to enable Pioneer Tax-Free State Series Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.



Dated:  November 6, 1992                /s/John F. Cogan, Jr.
                                        ---------------------
                                        John F. Cogan, Jr., President,
                                        Chief Executive Officer and
                                        Trustee

                                POWER OF ATTORNEY



         I, the undersigned officer of Pioneer Tax-Free State Series Trust, a Massachusetts business trusts, do hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and David D. Tripple, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in the capacity indicated below, any and all amendments to the Registration Statement on Forms N-1A to be filed by Pioneer Tax-Free State Series Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacity indicated to enable Pioneer Tax-Free State Series Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.



Dated:  November 6, 1992            /s/William H. Keough
                                    --------------------
                                    William H. Keough, Treasurer
                                    and Chief Financial Officer

                                POWER OF ATTORNEY



         I, the undersigned trustee and officer of Pioneer Tax-Free State Series Trust, a Massachusetts business trusts, do hereby constitute and appoint John F. Cogan, Jr. and Joseph P. Barri, to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and in the capacity indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer Tax-Free State Series Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable Pioneer Tax-Free State Series to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.



Dated:  November 6, 1992                    /s/David D. Tripple
                                            -------------------
                                            David D. Tripple, Executive
                                            Vice President and Trustee

                                POWER OF ATTORNEY



         I, the undersigned Trustee of Pioneer Bond Fund, Pioneer Europe Fund, Pioneer Fund, Pioneer Growth Trust, Pioneer International Growth Fund, Pioneer Money Market Trust, Pioneer Municipal Bond fund, Pioneer Short-Term Income
Trust, Pioneer Tax-Free State Series Trust, Pioneer II, Pioneer Three and Pioneer U.S. Government Trust (collectively, the "Funds"), all Massachusetts business trusts, do hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and William H. Keough, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacity indicated below, any and all amendments to the Registration Statements on Forms N-1A to be filed by the Funds under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of the Funds' shares of beneficial interest, no par value, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.



Dated:  9/24/93                             /s/Stephen K. West
                                            Stephen K. West
                                            Trustee